Themes Robotics & Automation ETF
Schedule of Investments
June 30, 2024 (Unaudited)

COMMON STOCKS - 99.6%	Shares	Value
Consumer Discretionary Products - 3.1%
Toyota Industries Corp.	200	$16,863

Industrial Products - 50.4%(a)
Amada Co. Ltd.	1,500	16,567
Cargotec Oyj - Class B	264	21,191
Daifuku Co. Ltd.	800	14,967
Esab Corp.	164	15,486
Fortive Corp.	215	15,931
Halma PLC	633	21,653
Hexagon AB - Class B	1,540	17,385
Keyence Corp.	42	18,417
KION Group AG	343	14,359
Konecranes Oyj	340	19,280
Lincoln Electric Holdings, Inc.	73	13,771
Metso Oyj	1,455	15,402
Nordson Corp.	68	15,772
Rockwell Automation, Inc.	63	17,343
Symbotic, Inc. (b)	416	14,626
Yokogawa Electric Corp.	800	19,342
		271,492

Tech Hardware & Semiconductors - 46.1%(a)
Advanced Micro Devices, Inc. (b)	110	17,843
Comet Holding AG	51	20,549
Credo Technology Group Holding Ltd. (b)	827	26,414
Intel Corp.	497	15,392
MACOM Technology Solutions Holdings, Inc. (b)	180	20,065
Marvell Technology, Inc.	252	17,615
Microchip Technology, Inc.	207	18,940
NVIDIA Corp.	200	24,708
QUALCOMM, Inc.	105	20,914
Renesas Electronics Corp.	1,000	18,702
Semtech Corp. (b)	543	16,225
Silicon Motion Technology Corp. - ADR	235	19,033
Socionext, Inc.	500	11,837
		248,237
TOTAL COMMON STOCKS (Cost $499,199)		536,592

SHORT-TERM INVESTMENTS - 0.1%
Money Market Funds - 0.1%	Shares
First American Treasury Obligations Fund - Class X, 5.21% (c)	417	417
TOTAL SHORT-TERM INVESTMENTS (Cost $417)		417

TOTAL INVESTMENTS - 99.7% (Cost $499,616)		537,009
Other Assets in Excess of Liabilities - 0.3%		1,815
TOTAL NET ASSETS - 100.0%		$538,824

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
AG - Aktiengesellschaft
PLC - Public Limited Company

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)	The rate shown represents the 7-day effective yield as of June 30, 2024.

Summary of Fair Value Disclosure as of June 30, 2024 (Unaudited)

Themes Robotics & Automation ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$536,592	$–	$–	$536,592
Money Market Funds	417	–	–	417
Total Investments	$537,009	$–	$–	$537,009

Refer to the Schedule of Investments for additional information.